                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.14a-12

                        VAN KAMPEN HIGH INCOME TRUST II
                           VAN KAMPEN MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                         VAN KAMPEN SENIOR INCOME TRUST
                  VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
                              VAN KAMPEN BOND FUND

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

 VAN KAMPEN INVESTMENTS                                                 MAY 2008

  IMPORTANT NOTICE TO VAN KAMPEN
  CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------
  QUESTIONS & ANSWERS

Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. WHY IS A SHAREHOLDER MEETING BEING HELD?

A. Each Van Kampen closed-end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q. WHAT PROPOSAL WILL BE VOTED ON?

A. You are being asked to elect nominees for the Board of Trustees.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.

Q. HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. The Board recommends that you vote "FOR ALL" of the nominees on the enclosed proxy card.

(VAN KAMPEN INVESTMENTS LOGO)

Q. HOW DO I VOTE MY PROXY?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q. WHY DOES THE JOINT PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

A. The funds have a similar proposal and it is cost-effective to have a joint proxy statement and one meeting.

Q. WHERE DO I CALL FOR MORE INFORMATION?

A. Please call Van Kampen's Client Relations Department at 1-800-341-2929 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

  ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[ ]  PLEASE MARK                                            PROXY
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may properly
     for the election as                                   come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 18, 2008

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 18, 2008 at 10:00 a.m., for the following purposes:

1.   To elect trustees in the following manner:
     (a) With respect to VTA, VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO,
         VLT, VVR and VBF, to elect four Class I trustees, each by the holders of Common Shares of each such Fund. The elected Class I trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (b) With respect to VKL, to elect three Class II trustees, two by the holders of Common Shares of such Fund and one by the holders of the Preferred Shares of such Fund. The elected Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (c) With respect to VKI, VCV, VPV and VMV, to elect three
         Class III trustees, two by the holders of Common Shares of each such Fund and one by holders of the Preferred
         Shares of each such Fund. The elected Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 23, 2008 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    STEFANIE V. CHANG YU,
                                    Vice President
May 8, 2008

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA -- SUITE 100, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARDS(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE RETURN YOUR PROXY CARD(S)
                     OR RECORD YOUR VOTING INSTRUCTIONS BY
                     TELEPHONE OR VIA THE INTERNET PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 18, 2008
------------------------------------------------------------------------------

                                  INTRODUCTION
------------------------------------------------------------------------------

  This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 18, 2008, at 10.00 a.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is May 15, 2008.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 23, 2008 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

  The following table summarizes the proposals to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposals.

PROPOSAL/AFFECTED FUNDS                                   AFFECTED SHAREHOLDERS
-----------------------                                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VTA, VGM, VTJ, VIM, VTN, VOQ VKQ,
      VMO, VLT, VVR and VBF, to elect
      -- four Class I Trustees, each by holders of
      Common Shares of each such Fund...................         Common
(b)   With respect to VKL, to elect
      -- two Class II Trustees, each by holders of
      Common Shares of such Fund........................         Common
      -- one Class II Trustee by holders of Preferred
      Shares of such Fund ..............................        Preferred
(c)   With respect to VKI, VCV, VPV and VMV, to elect
      -- two Class III Trustees, each by holders of
      Common Shares of each such Fund...................         Common
      -- one Class III Trustee by holders of Preferred
      Shares of each such Fund..........................        Preferred

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA -- SUITE 100, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1(a) through (c), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1(a) through (c), abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  The investment adviser for each Fund is Van Kampen Asset Management (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $104 billion under management or supervision as of March 31, 2008. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 522 Fifth Avenue, New York, New York 10036.

  VTA's investment subadviser is Avenue Europe International Management, L.P. (the "VTA Subadviser"), a part of Avenue Capital Group, which is comprised of three registered investment advisers, including the VTA Subadviser. The Adviser allocates a portion of VTA's assets to be invested by the VTA Subadviser based upon market conditions and the attractiveness of available investment opportunities in European investments. The VTA Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and private investment funds not registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Morgan Stanley owns an indirect, non-controlling interest in the VTA Subadviser.

OTHER SERVICE PROVIDERS

  Each Fund, except VVR, has entered into an accounting services agreement with the Adviser and each Fund, except VBF, has entered into a legal services agreement with Van Kampen Investments. Van Kampen Investment's principal business address is 522 Fifth Avenue, New York, New York 10036. Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza -- Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 522 Fifth Avenue, New York, New York 10036. Each Fund, except VVR and VKL, has also entered into a support services agreement with Van Kampen Funds Inc. The principal business address of

Van Kampen Funds Inc. is 522 Fifth Avenue, New York, New York 10036. VVR has also entered into an administration agreement with Van Kampen Investments.
 ------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES
 ------------------------------------------------------------------------------

  Trustees are to be elected by the shareholders at the Meeting in the following manner:

         (a) With respect to VTA, VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO, VLT, VVR and VBF, four Class I Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2011 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I Trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (b) With respect to VKL, three Class II Trustees are to be elected at the Meeting, to serve until the later of such Fund's Annual Meeting of Shareholders in 2011 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees (Linda Hutton Heagy and Wayne W. Whalen) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Rod Dammeyer) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of such Fund and a plurality of the Preferred Shares of such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (c) With respect to VKI, VCV, VPV and VMV, three Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2011 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class III Trustees (R. Craig Kennedy and Jack E. Nelson) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee (Hugo F. Sonnenschein) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

           As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
David C. Arch(1) (62)             Trustee          +       Chairman and Chief Executive Officer        74
Blistex Inc.                                               of Blistex Inc., a consumer health
1800 Swift Drive                                           care products manufacturer.
Oak Brook, IL 60523


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (62)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex. Director
Oak Brook, IL 60523               of the Heartland Alliance, a
                                  nonprofit organization
                                  serving human needs based in
                                  Chicago. Board member of the
                                  Illinois Manufacturers'
                                  Association. Member of the
                                  Board of Visitors, Institute
                                  for the Humanities,
                                  University of Michigan.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jerry D. Choate(1) (69)           Trustee          +       Prior to January 1999, Chairman and         74
33971 Selva Road                                           Chief Executive Officer of the
Suite 130                                                  Allstate Corporation ("Allstate") and
Dana Point, CA 92629                                       Allstate Insurance Company. Prior to
                                                           January 1995, President and Chief
                                                           Executive Officer of Allstate. Prior
                                                           to August 1994, various management
                                                           positions at Allstate.
Rod Dammeyer(2)+++(67)            Trustee          +       President of CAC, L.L.C., a private         74
CAC, L.L.C.                                                company offering capital investment
4350 LaJolla Village Drive                                 and management advisory services.
Suite 980
San Diego, CA 92122-6223


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jerry D. Choate(1) (69)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of Amgen Inc., a
                                  biotechnological company,
                                  and Valero Energy
                                  Corporation, an independent
                                  refining company.
Rod Dammeyer(2)+++(67)            Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Quidel Corporation,
San Diego, CA 92122-6223          Stericycle, Inc. and Trustee
                                  of The Scripps Research
                                  Institute. Prior to February
                                  2008, Director of Ventana
                                  Medical Systems, Inc. Prior
                                  to April 2007, Director of
                                  GATX Corporation. Prior to
                                  April 2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Linda Hutton Heagy(2)++ (59)      Trustee          +       Prior to February 2008, Managing            74
4939 South Greenwood                                       Partner of Heidrick & Struggles, an
Chicago, IL 60615                                          international executive search firm.
                                                           Prior to 1997, Partner of Ray &
                                                           Berndtson, Inc., an executive
                                                           recruiting firm. Prior to 1995,
                                                           Executive Vice President of ABN AMRO,
                                                           N.A., a bank holding company. Prior
                                                           to 1990, Executive Vice President of
                                                           The Exchange National Bank.

R. Craig Kennedy(3) (56)          Trustee          +       Director and President of the German        74
1744 R Street, N.W.                                        Marshall Fund of the United States,
Washington, D.C. 20009                                     an independent U.S. foundation
                                                           created to deepen understanding,
                                                           promote collaboration and stimulate
                                                           exchanges of practical experience
                                                           between Americans and Europeans.
                                                           Formerly, advisor to the Dennis
                                                           Trading Group Inc., a managed futures
                                                           and option company that invests money
                                                           for individuals and institutions.
                                                           Prior to 1992, President and Chief
                                                           Executive Officer, Director and
                                                           member of the Investment Committee of
                                                           the Joyce Foundation, a private
                                                           foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2)++ (59)      Trustee/Director/Managing
4939 South Greenwood              General Partner of funds in
Chicago, IL 60615                 the Fund Complex. Trustee on
                                  the University of Chicago
                                  Medical Center Board, Vice
                                  Chair of the Board of the
                                  YMCA of Metropolitan Chicago
                                  and a member of the Women's
                                  Board of the University of
                                  Chicago.

R. Craig Kennedy(3) (56)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex. Director
                                  of First Solar, Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Howard J Kerr(1) (72)             Trustee          +       Prior to 1998, President and Chief          74
14 Huron Trace                                             Executive Officer of Pocklington
Galena, IL 61036                                           Corporation, Inc., an investment
                                                           holding company.

Jack E. Nelson(3) (72)            Trustee          +       President of Nelson Investment              74
423 Country Club Drive                                     Planning Services, Inc., a financial
Winter Park, FL 32789                                      planning company and registered
                                                           investment adviser in the State of
                                                           Florida. President of Nelson Ivest
                                                           Brokerage Services Inc., a member of
                                                           the Financial Industry Regulatory
                                                           Authority, Securities Investors
                                                           Protection Corp. and the Municipal
                                                           Securities Rulemaking Board.
                                                           President of Nelson Sales and
                                                           Services Corporation, a marketing and
                                                           services company to support
                                                           affiliated companies.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Howard J Kerr(1) (72)             Trustee/Director/Managing
14 Huron Trace                    General Partner of funds in
Galena, IL 61036                  the Fund Complex. Director
                                  of the Lake Forest Bank &
                                  Trust. Director of the
                                  Marrow Foundation.

Jack E. Nelson(3) (72)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Hugo F. Sonnenschein(3)+++ (67)   Trustee          +       President Emeritus and Honorary             74
1126 E. 59th Street                                        Trustee of the University of Chicago
Chicago, IL 60637                                          and the Adam Smith Distinguished
                                                           Service Professor in the Department
                                                           of Economics at the University of
                                                           Chicago. Prior to July 2000,
                                                           President of the University of
                                                           Chicago.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Hugo F. Sonnenschein(3)+++ (67)   Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex. Trustee of
                                  the University of Rochester
                                  and a member of its
                                  investment committee. Member
                                  of the National Academy of
                                  Sciences, the American
                                  Philosophical Society and a
                                  fellow of the American
                                  Academy of Arts and
                                  Sciences.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee          +       Chief Communications Officer of the         74
(66)                                                       National Academy of Sciences/National
815 Cumberstone Road                                       Research Council, an independent,
Harwood, MD 20776                                          federally chartered policy
                                                           institution, from 2001 to November
                                                           2003 and Chief Operating Officer from
                                                           1993 to 2001. Prior to 1993,
                                                           Executive Director of the Commission
                                                           on Behavioral and Social Sciences and
                                                           Education at the National Academy of
                                                           Sciences/National Research Council.
                                                           From 1980 through 1989, Partner of
                                                           Coopers & Lybrand.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(66)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004. Director
                                  of Intelligent Medical
                                  Devices, Inc., a symptom
                                  based diagnostic tool for
                                  physicians and clinical
                                  labs. Director of the
                                  Institute for Defense
                                  Analyses, a federally funded
                                  research and development
                                  center, Director of the
                                  German Marshall Fund of the
                                  United States, Director of
                                  the Rocky Mountain Institute
                                  and Trustee of California
                                  Institute of Technology and
                                  the Colorado College.

INTERESTED TRUSTEE:

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen*(2) (68)    Trustee          +       Partner in the law firm of Skadden, Arps, Slate, Meagher &        74
333 West Wacker Drive                                Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                    Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Wayne W. Whalen*(2) (68)    Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

---------------
 (1) Designated as a Class I trustee.

 (2) Designated as a Class II trustee.

 (3) Designated as a Class III trustee.

 + Each Trustee generally serves a three-year term from the date of election.
   Each Trustee has served as a Trustee of each respective Fund since the year shown in Annex C.

 ++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

+++ Messrs. Dammeyer and Sonnenschein are elected by the holders of Preferred
    Shares.

 * Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments is paid by the respective affiliated entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from such Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year ended in 2007, the Fund

Complex's most recently completed calendar year ended December 31, 2007 or as of the date of this Proxy Statement.

                               COMPENSATION TABLE

                                                                FUND COMPLEX
                                         ----------------------------------------------------------
                                                                                          TOTAL
                                                                                      COMPENSATION
                           AGGREGATE     AGGREGATE PENSION OR   AGGREGATE ESTIMATED      BEFORE
                          COMPENSATION   RETIREMENT BENEFITS      ANNUAL BENEFITS     DEFERRAL FROM
                           FROM EACH      ACCRUED AS PART OF           UPON               FUND
          NAME              FUND(1)        FUND EXPENSES(2)        RETIREMENT(3)       COMPLEX(4)
          ----            ------------   --------------------   -------------------   -------------
INDEPENDENT TRUSTEES
David C. Arch...........       (1)             $ 35,484              $105,000           $208,601
Jerry D. Choate.........       (1)               98,609               105,000            191,268
Rod Dammeyer............       (1)               69,017               105,000            208,601
Linda Hutton Heagy......       (1)               27,389               105,000            208,601
R. Craig Kennedy........       (1)               19,200               105,000            208,601
Howard J Kerr...........       (1)              146,670               145,000            208,601
Jack E. Nelson..........       (1)              121,944               105,000            208,601
Hugo F. Sonnenschein....       (1)               69,608               105,000            208,601
Suzanne H. Woolsey......       (1)               62,697               105,000            208,601
INTERESTED TRUSTEE
Wayne W. Whalen.........       (1)               72,695               105,000            208,601

---------------

(1) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2007 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain Trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2007 as shown in Annex
    E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year ended in 2007 is shown in Annex F.

(2) The amounts shown in this column represent the sum of the estimated retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2007. The retirement plan is described above the compensation table.

(3) For each Trustee, this is the sum of the estimated annual benefits payable by the current (i.e., as of the date of this Proxy Statement) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(4) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex as of the calendar year ended December 31, 2007 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  Each Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the respective Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  Each Board's audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee charter for each of the Funds is available on Van Kampen's web site at www.vankampen.com. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent registered public accountants their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC"). Each member of the Fund's audit committee is deemed an audit committee financial expert.

  Each Board's brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

  Each Board's governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for each of the Funds, which includes each Fund's nominating policies, is available on Van Kampen's web site at www.vankampen.com. The Independent Trustees of the respective Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  During the fiscal year ended October 31, 2007, the Board of Trustees of VCV, VMV, VPV, VKI, VGM, VIM, VTJ, VTN, VMO, VKL, VKQ and VOQ each held 9 meetings. During each such Fund's last fiscal year, the audit committee of each such Board held 7 meetings, the brokerage and services committee of each such Board held 4 meeting and the governance committee of each such Board held 4 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended December 31, 2007, the Board of Trustees of VLT held 10 meetings. During such Fund's last fiscal year, the audit committee of the Board held 6 meetings, the brokerage and services committee of the Board of the Fund held 4 meetings and the governance committee of the Board held 5 meetings. During the last fiscal year, each of the Trustees of VLT during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended July 31, 2007, the Board of Trustees of VVR held 8 meetings. During such Fund's last fiscal year, the audit committee of such Board held 7 meetings, the brokerage and services committee of such Board of such Fund held 4 meetings and the governance committee of such Board held 3 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of such Fund's Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal period ended July 31, 2007, the Board of Trustees of VTA held 3 meetings. During the fiscal period ended July 31, 2007, the audit committee of such Board held 1 meeting, the brokerage and services committee of such Board of such Fund held 1 meeting and the governance committee of such Board held 1 meeting. During the fiscal period ended July 31, 2007, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of such Fund's Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended June 30, 2007, the Board of Trustees of VBF held 7 meetings. During such Fund's last fiscal year, the audit committee of such Board held 7 meetings, the brokerage and services committee of such Board of such Fund held 4 meetings and the governance committee of such Board held 3 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of such Fund's Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to each Funds' Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1(a) through (c), the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (69)        President and       Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Executive Officer               since May 2003. Managing Director of Van Kampen Advisors
                                                              Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Dennis Shea (54)              Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                  since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer -- Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

Christina Jamieson (50)       Vice President      Officer     Managing Director of Morgan Stanley Investment Management
1 Parkview Plaza -- Suite     (VVR and VTA only)  since 2008  Inc. since 2006. Co- head of, and portfolio manager in, the
100                                                           Senior Loan Group of the Adviser. Prior to 2006, Vice
Oakbrook Terrace, IL 60181                                    President of Morgan Stanley Investment Management Inc. Prior
                                                              to 2001, Credit Risk Officer for the senior loan funds in
                                                              the Fund Complex. Prior to 2000, Senior Vice President and
                                                              Credit Officer at Bank One/First Chicago.

Amy R. Doberman (46)          Vice President      Officer     Managing Director and General Counsel -- U.S. Investment
522 Fifth Avenue                                  since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                            Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President and  Officer     Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue              Secretary           since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                            Complex.

John L. Sullivan (52)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza -- Suite     Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
100                                                           Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                    Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management Inc.
                                                              Prior to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (46)        Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza -- Suite     Officer and         since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
100 Oakbrook Terrace, IL      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
60181                                                         2007, Senior Vice President of Northern Trust Company,
                                                              Treasurer and Principal Financial Officer for Northern Trust
                                                              U.S. mutual fund complex.

SHAREHOLDER INFORMATION

  As of April 23, 2008, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of April 23, 2008, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of April 23, 2008, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of April 23, 2008, no Trustees or executive officers owned any Preferred Shares of the Funds. Excluding deferred compensation balances as described in the Compensation Table, as of April 23, 2008, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H. Including deferred compensation balances as described in the Compensation Table, as of April 23, 2008, each Trustee owned the dollar ranges of amounts of the Funds and other funds in the Fund Complex as specified in Annex I.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange
Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except as follows. A Form 4 Filing reporting one transaction relating to common shares of VTA on behalf of Edward C. Wood III, an officer of the Adviser, inadvertently was not filed in a timely manner. A Form 4 Filing reporting one transaction relating to common shares of VTA on behalf of Wayne W. Whalen, a trustee of the Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VKI, VCV, VMV, VMO, VPV, VKL, VIM, VGM, VTJ and VTN on behalf of William D. Black, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VMV, VKQ, VOQ and VGM on behalf of Thomas Byron, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to VMO on behalf of Wayne Godlin, a portfolio manager of such Fund, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VTA and VVR on behalf of Christina Jamieson, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VBF and VLT on behalf of Steven K. Kreider, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VKI, VMO, VKQ, VPV, VKL, VTJ and VTN on behalf of Mark E. Paris, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VCV and VIM on behalf of Joseph Andrew Piraro, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VKI and VTN on behalf of Robert John Stryker, a portfolio manager of such Funds, inadvertently was not filed in a timely manner. A Form 3 Filing relating to each of VKI, VCV, VMV, VMO, VKQ, VOQ, VPV, VKL, VIM, VGM, VTJ and VTN on behalf of Robert W. Wimmel, a portfolio manager of such Funds, inadvertently was not filed in a timely manner.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent registered public accountants to examine the financial statements for the current fiscal year of each Fund. The selection of D&T for the current fiscal year was recommended and approved by each Fund's audit committee and approved by each Fund's Board. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

AUDIT AND OTHER FEES

  Each Fund and certain "covered entities" were billed the amounts listed on Annex J by D&T during such Fund's most recent two fiscal years.

  The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and "covered entities" is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds and 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which is available on Van Kampen's web site at www.vankampen.com.

  It is not expected that representatives of D&T will attend the Meeting. In the event representatives of D&T do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or Van Kampen Investments, by the transfer agents of the Funds and by dealers or their representatives. The Funds may also retain Computershare Fund Services, a professional proxy solicitation firm to assist in additional proxy solicitation. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $2,000 per Fund.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2009 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 14, 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 30, 2009. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel's Office.

GENERAL

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD, FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES, OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

                                       STEFANIE V. CHANG YU,
                                       Vice President

May 8, 2008

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 18, 2008, at 10:00 a.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Each of the Funds, except VBF and VTA, have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share

Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share


                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share

Van Kampen High Income        High Income Trust II        VLT       Auction Preferred Shares,
 Trust II                                                            liquidation preference
                                                                     $25,000 per share

Van Kampen Senior Income      Senior Income Trust         VVR       Auction Preferred Shares,
 Trust                                                               liquidation preference
                                                                     $25,000 per share

Van Kampen Bond Fund          Bond Fund                   VBF       None

Van Kampen Dynamic            Dynamic Credit              VTA       None
 Credit Opportunities Fund      Opportunities Fund

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 23, 2008, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Select Sector Municipal Trust                                   15,267,915          5,160
Municipal Trust                                                 38,885,302         13,000
Ohio Quality Municipal Trust                                     5,793,105          2,000
Trust for Insured Municipals                                     9,643,893          3,600
Trust for Investment Grade Municipals                           53,999,801         21,440
Trust for Investment Grade New York Municipals                  15,220,390          5,800
Trust for Investment Grade New Jersey Municipals                 6,050,102          2,600
Municipal Opportunity Trust                                     33,685,478         13,600
Massachusetts Value Municipal Income Trust                       2,695,226          1,000
California Value Municipal Income Trust                         21,958,966          8,000
Pennsylvania Value Municipal Income Trust                       23,962,678          8,800
Advantage Municipal Income Trust II                             44,355,089         16,800
High Income Trust II                                            18,851,327          2,616
Senior Income Trust                                            180,010,000         28,000
Bond Fund                                                       11,308,623           None
Dynamic Credit Opportunities Fund                               74,005,236           None

                                                                         ANNEX C

    The table below sets forth the year in which each of the Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                                                            INDEPENDENT TRUSTEES
                                                         ----------------------------------------------------------
                                                         ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON
                                                         ----   ------   --------   -----   -------   ----   ------
High Income Trust II (VLT).............................  1989    2003      1989     2003     2003     1992    2003
Municipal Trust (VKQ)..................................  1991    2003      1991     2003     2003     1992    2003
Ohio Quality Municipal Trust (VOQ).....................  1991    2003      1991     2003     2003     1992    2003
Trust for Insured Municipals (VIM).....................  1991    2003      1991     2003     2003     1992    2003
Trust for Investment Grade Municipals (VGM)............  1991    2003      1991     2003     2003     1992    2003
Municipal Opportunity Trust (VMO)......................  1992    2003      1992     2003     2003     1992    2003
Trust for Investment Grade New Jersey Municipals
 (VTJ).................................................  1992    2003      1992     2003     2003     1992    2003
Trust for Investment Grade New York Municipals (VTN)...  1992    2003      1992     2003     2003     1992    2003
Advantage Municipal Income Trust II (VKI)..............  1993    2003      1993     2003     2003     1993    2003
California Value Municipal Income Trust (VCV)..........  1993    2003      1993     2003     2003     1993    2003
Massachusetts Value Municipal Income Trust (VMV).......  1993    2003      1993     2003     2003     1993    2003
Pennsylvania Value Municipal Income Trust (VPV)........  1993    2003      1993     2003     2003     1993    2003
Select Sector Municipal Trust (VKL)....................  1993    2003      1993     2003     2003     1993    2003
Senior Income Trust (VVR)..............................  1998    2006      1998     2006     2006     1998    2006
Bond Fund (VBF)........................................  1997    2003      1997     2003     2003     1997    2003
Dynamic Credit Opportunities Fund (VTA)................  2007    2007      2007     2007     2007     2007    2007

                                                          INDEPENDENT TRUSTEES    INTERESTED TRUSTEE
                                                         ----------------------   ------------------
                                                         SONNENSCHEIN   WOOLSEY         WHALEN
                                                         ------------   -------         ------
High Income Trust II (VLT).............................      1994        2003            1989
Municipal Trust (VKQ)..................................      1994        2003            1991
Ohio Quality Municipal Trust (VOQ).....................      1994        2003            1991
Trust for Insured Municipals (VIM).....................      1994        2003            1991
Trust for Investment Grade Municipals (VGM)............      1994        2003            1991
Municipal Opportunity Trust (VMO)......................      1994        2003            1992
Trust for Investment Grade New Jersey Municipals
 (VTJ).................................................      1994        2003            1992
Trust for Investment Grade New York Municipals (VTN)...      1994        2003            1992
Advantage Municipal Income Trust II (VKI)..............      1994        2003            1993
California Value Municipal Income Trust (VCV)..........      1994        2003            1993
Massachusetts Value Municipal Income Trust (VMV).......      1994        2003            1993
Pennsylvania Value Municipal Income Trust (VPV)........      1994        2003            1993
Select Sector Municipal Trust (VKL)....................      1994        2003            1993
Senior Income Trust (VVR)..............................      1998        2006            1998
Bond Fund (VBF)........................................      1997        2003            1997
Dynamic Credit Opportunities Fund (VTA)................      2007        2007            2007

                                                                         ANNEX D
           2007 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                                                                             INDEPENDENT TRUSTEES
                                                       -----------------------------------------------------------------
           NAME OF FUND              FISCAL YEAR-END    ARCH     CHOATE    DAMMEYER   HEAGY    KENNEDY    KERR    NELSON
           ------------              ---------------    ----     ------    --------   -----    -------    ----    ------
Advantage Municipal Income Trust
 II................................       10/31        $2,316    $2,149     $2,316    $2,316   $2,316    $2,316   $2,316
California Value Municipal Income
 Trust.............................       10/31         1,443     1,338      1,443     1,443    1,443     1,443    1,443
Massachusetts Value Municipal
 Income Trust......................       10/31           607       562        607       607      607       607      607
Municipal Opportunity Trust........       10/31         2,018     1,872      2,018     2,018    2,018     2,018    2,018
Municipal Trust....................       10/31         2,121     1,968      2,121     2,121    2,121     2,121    2,121
Ohio Quality Municipal Trust.......       10/31           744       689        744       744      744       744      744
Pennsylvania Value Municipal Income
 Trust.............................       10/31         1,524     1,414      1,524     1,524    1,524     1,524    1,524
Select Sector Municipal Trust......       10/31         1,090     1,010      1,090     1,090    1,090     1,090    1,090
Trust for Insured Municipals.......       10/31           911       844        911       911      911       911      911
Trust for Investment Grade
 Municipals........................       10/31         2,590     2,376      2,590     2,590    2,590     2,590    2,590
Trust for Investment Grade New
 Jersey Municipals.................       10/31           786       728        786       786      786       786      786
Trust for Investment Grade New York
 Municipals........................       10/31         1,177     1,091      1,177     1,177    1,177     1,177    1,177
High Income Trust II...............       12/31           670       615        670       670      670       670      670
Senior Income Trust................        7/31         7,733     7,733      7,733     7,733    7,733     7,733    7,733
Dynamic Credit Opportunities
 Fund(1)...........................        7/31             0         0          0         0        0         0        0
Bond Fund..........................        6/30         1,020     1,020      1,020     1,020    1,020     1,020    1,020

                                      INDEPENDENT TRUSTEES    INTERESTED TRUSTEE
                                     ----------------------   -------------------
           NAME OF FUND              SONNENSCHEIN   WOOLSEY         WHALEN
           ------------              ------------   -------         ------
Advantage Municipal Income Trust
 II................................     $2,316      $2,316          $2,316
California Value Municipal Income
 Trust.............................      1,443       1,443           1,443
Massachusetts Value Municipal
 Income Trust......................        607         607             607
Municipal Opportunity Trust........      2,018       2,018           2,018
Municipal Trust....................      2,121       2,121           2,121
Ohio Quality Municipal Trust.......        744         744             744
Pennsylvania Value Municipal Income
 Trust.............................      1,524       1,524           1,524
Select Sector Municipal Trust......      1,090       1,090           1,090
Trust for Insured Municipals.......        911         911             911
Trust for Investment Grade
 Municipals........................      2,590       2,590           2,590
Trust for Investment Grade New
 Jersey Municipals.................        786         786             786
Trust for Investment Grade New York
 Municipals........................      1,177       1,177           1,177
High Income Trust II...............        670         670             670
Senior Income Trust................      7,733       7,733           7,733
Dynamic Credit Opportunities
 Fund(1)...........................          0           0               0
Bond Fund..........................      1,020       1,020           1,020

---------------
(1) Dynamic Credit Opportunities Fund commenced investment operations on June 26, 2007.

                                                                         ANNEX E
               2007 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                                                                              INDEPENDENT TRUSTEES
                                                                     --------------------------------------
                  NAME OF FUND                     FISCAL YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY
                  ------------                     ---------------   ------    --------    -----    -------
Advantage Municipal Income Trust II..............       10/31        $2,149     $2,316    $2,316    $1,158
California Value Municipal Income Trust..........       10/31         1,338      1,443     1,443       722
Massachusetts Value Municipal Income Trust.......       10/31           562        607       607       304
Municipal Opportunity Trust......................       10/31         1,872      2,018     2,018     1,009
Municipal Trust..................................       10/31         1,968      2,121     2,121     1,061
Ohio Quality Municipal Trust.....................       10/31           689        744       744       372
Pennsylvania Value Municipal Income Trust........       10/31         1,414      1,524     1,524       762
Select Sector Municipal Trust....................       10/31         1,010      1,090     1,090       545
Trust for Insured Municipals.....................       10/31           844        911       911       456
Trust for Investment Grade Municipals............       10/31         2,376      2,590     2,590     1,295
Trust for Investment Grade New Jersey
 Municipals......................................       10/31           728        786       786       393
Trust for Investment Grade New York Municipals...       10/31         1,091      1,177     1,177       589
High Income Trust II.............................       12/31           615        670       670       335
Senior Income Trust..............................        7/31         7,733      7,733     7,733     3,867
Dynamic Credit Opportunities Fund(1).............        7/31             0          0         0         0
Bond Fund........................................        6/30         1,020      1,020     1,020       510

                                                    INDEPENDENT TRUSTEES    INTERESTED TRUSTEE
                                                   ----------------------   ------------------
                  NAME OF FUND                     NELSON    SONNENSCHEIN         WHALEN
                  ------------                     ------    ------------         ------
Advantage Municipal Income Trust II..............  $2,316       $2,316            $2,316
California Value Municipal Income Trust..........   1,443        1,443             1,443
Massachusetts Value Municipal Income Trust.......     607          607               607
Municipal Opportunity Trust......................   2,018        2,018             2,018
Municipal Trust..................................   2,121        2,121             2,121
Ohio Quality Municipal Trust.....................     744          744               744
Pennsylvania Value Municipal Income Trust........   1,524        1,524             1,524
Select Sector Municipal Trust....................   1,090        1,090             1,090
Trust for Insured Municipals.....................     911          911               911
Trust for Investment Grade Municipals............   2,590        2,590             2,590
Trust for Investment Grade New Jersey
 Municipals......................................     786          786               786
Trust for Investment Grade New York Municipals...   1,177        1,177             1,177
High Income Trust II.............................     670          670               670
Senior Income Trust..............................   7,733        7,733             7,733
Dynamic Credit Opportunities Fund(1).............       0            0                 0
Bond Fund........................................   1,020        1,020             1,020

---------------
(1) Dynamic Credit Opportunities Fund commenced investment operations on June 26, 2007.

                                                                         ANNEX F
        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                                                                                    INDEPENDENT TRUSTEES
                                                                 -----------------------------------------------------------
                NAME OF FUND                   FISCAL YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY     KERR
                ------------                   ---------------    ----     ------    --------    -----    -------     ----
Advantage Municipal Income Trust II..........       10/31        $46,264   $55,888   $224,448   $52,518   $7,160    $109,008
California Value Municipal Income Trust......       10/31         69,397   40,413    247,200     37,875    4,427     140,466
Massachusetts Value Municipal Income Trust...       10/31              0    9,443     42,490      8,902    1,799      34,659
Municipal Opportunity Trust..................       10/31         23,132   45,250    156,719     42,549    6,140      73,868
Municipal Trust..............................       10/31         23,132   46,692    159,226     43,887    6,280      74,276
Ohio Quality Municipal Trust.................       10/31         23,132   16,878    105,138     15,858    2,348      69,422
Pennsylvania Value Municipal Income Trust....       10/31         69,397   43,481    252,040     40,802    4,982     140,777
Select Sector Municipal Trust................       10/31         23,132   24,413    118,698     22,948    3,369      70,584
Trust for Insured Municipals.................       10/31              0   15,095     54,562     14,229    2,701      35,749
Trust for Investment Grade Municipals........       10/31         66,773   79,098    338,921     74,322   10,540     180,066
Trust for Investment Grade New Jersey
 Municipals..................................       10/31              0   13,397     77,854     12,620    2,328      69,559
Trust for Investment Grade New York
 Municipals..................................       10/31         46,264   31,162    180,410     29,254    3,796     105,244
High Income Trust II.........................       12/31         22,060   15,506    104,510     14,865    2,132      66,749
Senior Income Trust..........................        7/31              0    7,878    145,607      7,888    4,053      12,220
Dynamic Credit Opportunities Fund(1).........        7/31              0        0          0          0        0           0
Bond Fund....................................        6/30              0   14,736     30,186     14,891    2,323       3,594

                                                                        INTERESTED
                                                INDEPENDENT TRUSTEES      TRUSTEE
                                               ----------------------   -----------
                NAME OF FUND                   NELSON    SONNENSCHEIN     WHALEN
                ------------                   ------    ------------     ------
Advantage Municipal Income Trust II..........  $63,673     $250,810      $260,253
California Value Municipal Income Trust......  46,521       276,144       281,468
Massachusetts Value Municipal Income Trust...  10,608        48,351        48,762
Municipal Opportunity Trust..................  51,359       175,462       183,413
Municipal Trust..............................  53,006       178,274       186,581
Ohio Quality Municipal Trust.................  19,304       118,044       119,338
Pennsylvania Value Municipal Income Trust....  49,950       281,477       287,339
Select Sector Municipal Trust................  27,818       133,137       136,175
Trust for Insured Municipals.................  16,998        61,819        63,785
Trust for Investment Grade Municipals........  89,797       376,454       388,890
Trust for Investment Grade New Jersey
 Municipals..................................  15,073        88,539        88,963
Trust for Investment Grade New York
 Municipals..................................  35,736       201,789       205,599
High Income Trust II.........................  17,954       117,253       115,836
Senior Income Trust..........................   8,491       172,425       186,374
Dynamic Credit Opportunities Fund(1).........       0             0             0
Bond Fund....................................  15,028        36,176        39,354

---------------
(1) Dynamic Credit Opportunities commenced investment operations on June 26,
    2007.

                                                                         ANNEX G

                TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of April 23, 2008, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                                 INDEPENDENT TRUSTEES                          INTERESTED TRUSTEE
                                           -----------------------------------------------------------------   ------------------
                                           ARCH    DAMMEYER         HEAGY   KENNEDY   SONNENSCHEIN   WOOLSEY         WHALEN
                                           ----    --------         -----   -------   ------------   -------         ------
Advantage Municipal Income Trust II(1)...    500   464,417                                708                         1,071
California Value Municipal Income
 Trust(2)................................          290,879
High Income Trust II.....................  1,098   128,703                    150                                    12,894
Municipal Opportunity Trust..............    595   241,881           198      198         644                         1,846
Municipal Trust..........................  1,126    20,332           162      162         486                         1,474
Select Sector Municipal Trust(3).........  1,011   205,920           100      100         350                           529
Senior Income Trust......................           24,066                                500                           528
Trust for Insured Municipals.............    300                               50                                       962
Trust for Investment Grade Municipals....    637    64,946            58       58         175          685            1,494
Bond Fund................................                                      50                                       535
Dynamic Credit Opportunities Fund........                                                                               513

---------------
(1) The Trustees as a group own 1.05% of the total Common Shares outstanding of Advantage Municipal Income Trust II.
(2) The Trustees as a group own 1.32% of the total Common Shares outstanding of California Value Municipal Income Trust.
(3) The Trustees as a group own 1.36% of the total Common Shares outstanding of Select Sector Municipal Trust.

                                                                         ANNEX H

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of April 23, 2008.

                                                                         INDEPENDENT TRUSTEES
                                       ----------------------------------------------------------------------------------------
                                             ARCH             CHOATE            DAMMEYER            HEAGY            KENNEDY
                                             ----             ------            --------            -----            -------
Advantage Municipal Income Trust
 II.................................         $1-$10,000                        over $100,000
California Value Municipal Trust....                                           over $100,000
High Income Trust II................         $1-$10,000                        over $100,000                         $1-$10,000
Municipal Opportunity Trust.........         $1-$10,000                        over $100,000         $1-$10,000      $1-$10,000
Municipal Trust.....................    $10,001-$50,000                        over $100,000         $1-$10,000      $1-$10,000
Select Sector Municipal Trust.......    $10,001-$50,000                        over $100,000         $1-$10,000      $1-$10,000
Senior Income Trust.................                                           over $100,000
Trust for Insured Municipals........         $1-$10,000                                                              $1-$10,000
Trust for Investment Grade
 Municipals.........................         $1-$10,000                        over $100,000         $1-$10,000      $1-$10,000
Bond Fund...........................                                                                                 $1-$10,000
Dynamic Credit Opportunities Fund...
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex........      over $100,000   $10,001-$50,000      over $100,000   $50,001-$100,000   over $100,000

                                                          INDEPENDENT TRUSTEES                       INTERESTED TRUSTEE
                                      ------------------------------------------------------------   ------------------
                                         KERR        NELSON       SONNENSCHEIN         WOOLSEY             WHALEN
                                         ----        ------       ------------         -------             ------
Advantage Municipal Income Trust
 II.................................                                  $1-$10,000                       $10,001-$50,000
California Value Municipal Trust....
High Income Trust II................                                                                   $10,001-$50,000
Municipal Opportunity Trust.........                                  $1-$10,000                       $10,001-$50,000
Municipal Trust.....................                                  $1-$10,000                       $10,001-$50,000
Select Sector Municipal Trust.......                                  $1-$10,000                            $1-$10,000
Senior Income Trust.................                                  $1-$10,000                            $1-$10,000
Trust for Insured Municipals........                                                                   $10,001-$50,000
Trust for Investment Grade
 Municipals.........................                                  $1-$10,000        $1-$10,000     $10,001-$50,000
Bond Fund...........................                                                                        $1-$10,000
Dynamic Credit Opportunities Fund...                                                                        $1-$10,000
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex........  $1-$10,000   $1-$10,000    $10,001-$50,000   $10,001-$50,000       over $100,000

                                                                         ANNEX I

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee, combining equity beneficial ownership with such Trustees' deferred compensation amounts, as of April 23, 2008.

                                                                          INDEPENDENT TRUSTEES
                                           -----------------------------------------------------------------------------------
                                                 ARCH            CHOATE           DAMMEYER           HEAGY          KENNEDY
                                                 ----            ------           --------           -----          -------
Advantage Municipal Income Trust II.....         $1-$10,000                      over $100,000
California Value Municipal Income
 Trust..................................                                         over $100,000
High Income Trust II....................         $1-$10,000                      over $100,000                      $1-$10,000
Municipal Opportunity Trust.............         $1-$10,000                      over $100,000      $1-$10,000      $1-$10,000
Municipal Trust.........................    $10,001-$50,000                      over $100,000      $1-$10,000      $1-$10,000
Select Sector Municipal Trust...........    $10,001-$50,000                      over $100,000      $1-$10,000      $1-$10,000
Senior Income Trust.....................                                         over $100,000   over $100,000
Trust for Insured Municipals............         $1-$10,000                                                         $1-$10,000
Trust for Investment Grade Municipals...         $1-$10,000                      over $100,000      $1-$10,000      $1-$10,000
Bond Fund...............................                                                                            $1-$10,000
Dynamic Credit Opportunities Fund.......
Aggregate Dollar Range of Equity
 Securities and Deferred Compensation in
 all Registered Investment Companies
 Overseen by Trustee in the Fund
 Complex................................      over $100,000   over $100,000      over $100,000   over $100,000   over $100,000

                                                               INDEPENDENT TRUSTEES                         INTERESTED TRUSTEE
                                          ---------------------------------------------------------------   ------------------
                                              KERR           NELSON       SONNENSCHEIN        WOOLSEY             WHALEN
                                              ----           ------       ------------        -------             ------
Advantage Municipal Income Trust II.....  over $100,000                      $1-$10,000                      $10,001-$50,000
California Value Municipal Income
 Trust..................................
High Income Trust II....................                                                                     $10,001-$50,000
Municipal Opportunity Trust.............                                     $1-$10,000                      $10,001-$50,000
Municipal Trust.........................                                     $1-$10,000                      $10,001-$50,000
Select Sector Municipal Trust...........                                     $1-$10,000                           $1-$10,000
Senior Income Trust.....................  over $100,000                   over $100,000                        over $100,000
Trust for Insured Municipals............                                                                     $10,001-$50,000
Trust for Investment Grade Municipals...                                     $1-$10,000        $1-$10,000    $10,001-$50,000
Bond Fund...............................                                  over $100,000                           $1-$10,000
Dynamic Credit Opportunities Fund.......                                                                          $1-$10,000
Aggregate Dollar Range of Equity
 Securities and Deferred Compensation in
 all Registered Investment Companies
 Overseen by Trustee in the Fund
 Complex................................  over $100,000   over $100,000   over $100,000     over $100,000      over $100,000

                                                                         ANNEX J

                   FISCAL YEAR END 2007 AUDIT AND OTHER FEES

                                                                                   NON-AUDIT FEES
                                                              --------------------------------------------------------
        NAME OF FUND           FISCAL YEAR-END   AUDIT FEES   AUDIT-RELATED(3)   TAX(6)    ALL OTHER   TOTAL NON-AUDIT    TOTAL
        ------------           ---------------   ----------   ----------------   ------    ---------   ---------------    -----
Advantage Municipal Income
 Trust II....................       10/31         $28,275         $    400       $1,600        $0         $  2,000       $ 30,275
California Value Municipal
 Income Trust................       10/31          28,275              400        1,600         0            2,000         30,275
Massachusetts Value Municipal
 Income Trust................       10/31          28,275              400        1,600         0            2,000         30,275
Municipal Opportunity
 Trust.......................       10/31          34,475              400        1,600         0            2,000         36,475
Municipal Trust..............       10/31          34,475              400        1,600         0            2,000         36,475
Ohio Quality Municipal
 Trust.......................       10/31          28,275              400        1,600         0            2,000         30,275
Pennsylvania Value Municipal
 Income Trust................       10/31          28,275              400        1,600         0            2,000         30,275
Select Sector Municipal
 Trust.......................       10/31          28,275              400        1,600         0            2,000         30,275
Trust for Insured
 Municipals..................       10/31          34,475              400        1,600         0            2,000         36,475
Trust for Investment Grade
 Municipals..................       10/31          34,475              400        1,600         0            2,000         36,475
Trust for Investment Grade
 New Jersey Municipals.......       10/31          28,275              400        1,600         0            2,000         30,275
Trust for Investment Grade
 New York Municipals.........       10/31          28,275              400        1,600         0            2,000         30,275
High Income Trust II.........       12/31          48,525              800(4)     1,600         0            2,400         50,925
Senior Income Trust..........        7/31          78,175           17,000(5)     2,575         0           19,575         97,750
Bond Fund....................        6/30          32,875                0        1,600         0            1,600         34,475
Dynamic Credit Opportunities
 Fund(1).....................        7/31          76,675                0        2,575         0            2,575         79,250
Covered Entities(2)..........                         N/A         $244,200       $    0        $0         $244,200       $244,200

---------------
N/A- Not applicable.
(1) Dynamic Credit Opportunities Fund commenced investment operations on June 26, 2007.
(2) Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(3) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with SAS 70 reports of Covered Entities.
(4) Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the fund.
(5) Audit-Related Fees represent agreed upon procedures, and letters provided to underwriters related to the offering and issuance of preferred shares by the fund.
(6) Tax Fees represent tax advice and compliance services provided in connection with the review of the Funds' tax returns.

                   FISCAL YEAR END 2006 AUDIT AND OTHER FEES

                                                 AUDIT FEES                        NON-AUDIT FEES                         TOTAL
                                                 ----------   --------------------------------------------------------    -----
        NAME OF FUND           FISCAL YEAR-END                AUDIT-RELATED(3)   TAX(6)    ALL OTHER   TOTAL NON-AUDIT
        ------------           ---------------                ----------------   ------    ---------   ---------------
Advantage Municipal Income
 Trust II....................       10/31         $27,300         $    400       $1,600        $0         $  2,000       $ 29,300
California Value Municipal
 Income Trust................       10/31          27,300              400        1,600         0            2,000         29,300
Massachusetts Value Municipal
 Income Trust................       10/31          27,300              400        1,600         0            2,000         29,300
Municipal Opportunity
 Trust.......................       10/31          33,300              400        1,600         0            2,000         35,300
Municipal Trust..............       10/31          33,300              400        1,600         0            2,000         35,300
Ohio Quality Municipal
 Trust.......................       10/31          27,300              400        1,600         0            2,000         29,300
Pennsylvania Value Municipal
 Income Trust................       10/31          27,300              400        1,600         0            2,000         29,300
Select Sector Municipal
 Trust.......................       10/31          27,300              400        1,600         0            2,000         29,300
Trust for Insured
 Municipals..................       10/31          33,300              400        1,600         0            2,000         35,300
Trust for Investment Grade
 Municipals..................       10/31          33,300              400        1,600         0            2,000         35,300
Trust for Investment Grade
 New Jersey Municipals.......       10/31          27,300              400        1,600         0            2,000         29,300
Trust for Investment Grade
 New York Municipals.........       10/31          27,300              400        1,600         0            2,000         29,300
High Income Trust II.........       12/31          45,500              800(4)     1,600         0            2,400         47,900
Senior Income Trust..........        7/31          75,800           16,500(5)     2,400         0           18,900         94,700
Bond Fund....................        6/30          31,800                0        1,600         0            1,600         33,400
Dynamic Credit Opportunities
 Fund(1).....................        7/31               0                0            0         0                0              0
Covered Entities(2)..........                         N/A          244,200            0         0          244,200        244,200

---------------
N/A- Not applicable.
(1) Dynamic Credit Opportunities Fund commenced investment operations on June 26, 2007.
(2) Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(3) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with SAS 70 reports of Covered Entities.
(4) Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the fund.
(5) Audit-Related Fees represent agreed upon procedures related to the maintenance of preferred shares by the fund.
(6) Tax Fees represent tax advice and compliance services provided in connection with the review of the Funds' tax returns.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com
                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.
    (VAN KAMPEN INVESTMENTS LOGO)                                      VKCL 08

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE          FORM OF PROXY
                                VAN KAMPEN XXXXX TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXX TRUST, a XXXXX business trust (the "Fund"), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 18, 2008 at 10:00 a.m., and any
           and all adjournments thereof (the "Meeting"), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

                                                                                                     FOR ALL
                 1.     Authority to vote for the election as Trustees, the nominees  FOR  WITHHOLD  EXCEPT
                        named below:                                                  [ ]    [ ]       [ ]
                        Class X Trustees: (01) XXXXX, (02) XXXXX (03) XXXXX and (04)
                        XXXXX

                        ------------------------------------------------------------

                        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                        CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                        LINE BELOW.
                        ------------------------------------------------------------

                 2.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 18, 2008.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                                                                                  Date
                                                             --------------------------------------------  ------------------
                                                             Shareholder signature

------------------------------------------                   -------------------------------------------- Date --------------
                                                             Co-owner signature (if applicable)
------------------------------------------

------------------------------------------

                                                             Mark box at right if an address change has
                                                             been noted on the reverse side of this
                                                             card.  [ ]

                                                             Please sign this Proxy exactly as your name
                                                             or names appear on the books of the Fund.
                                                             When signing as attorney, trustee, executor,
                                                             administrator, custodian, guardian or
                                                             corporate officer, please give full title.
                                                             If common shares are held jointly, each
                                                             holder must sign.